Filed pursuant to 497K
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED DECEMBER 2, 2021

TO THE

SUMMARY PROSPECTUS DATED APRIL 30, 2021 AND

PROSPECTUS DATED APRIL 30, 2021

CLARION GLOBAL REAL ESTATE PORTFOLIO

The Board of Trustees of Brighthouse Funds Trust I has approved a change of name for the Clarion Global Real Estate Portfolio (the “Portfolio”). Effective immediately, the name of the Portfolio will change to CBRE Global Real Estate Portfolio, and all references to the former name of the Portfolio contained in the Summary Prospectus and Prospectus will change to the Portfolio’s new name. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to the Portfolio by its former name in their forms and communications until such documents can be revised.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE